1 Q1 2021 EARNINGS RELEASE April 28, 2021

2Littelfuse, Inc. © 2021 DISCLAIMERS Important Information About Interfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Interfuse, Inc. and no investment decision should be made based upon the information provided herein. Interfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com/sec.cfm. This website also provides additional information about Interfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID- 19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Interfuse, Inc.'s ("Interfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 26, 2020. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 26, 2020, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth, adjusted operating margin, adjusted diluted earnings per share, and free cash flow. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance and ability to generate cash enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2021 Structural Growth Themes Sustainability Connectivity Safety 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, & SAFER WORLD Our Growth Drivers Content & Share Gains Strategic Acquisitions High-Growth Markets & Geographies Outcomes Double-Digit Revenue Growth Best-in-Class Profitability Deliver Top Tier Shareholder Returns

5Littelfuse, Inc. © 2021 Q1-21 KEY THEMES  Strong start this year, building on strength in prior two quarters – Consistent global execution – Leveraging structural growth themes…sustainability, connectivity, safety – Continued strength across number of end markets – Solid management of supply chain challenges  Double-digit Q1 revenue & earnings growth – Achieved record level of revenue – Strong profitability, operating margins in targeted range

6Littelfuse, Inc. © 2021 INDUSTRIAL END MARKETS POSITIONED FOR CONTINUED GROWTH  Enhanced capabilities & growth across HVAC market  Addition of Hartland Controls acquisition  Ongoing strength in renewables, energy storage, power conversion & industrial automation  Expanding technology offerings to create greater value for customers Q1-21 Highlights Q1-21 Key Design Wins  HVAC  Industrial Motor Drives  Industrial Automation

7Littelfuse, Inc. © 2021 TRANSPORTATION END MARKETS EXTENDING OUR LEADERSHIP POSITION Q1-21 Key Design WinsQ1-21 Highlights  xEV & EV Charging Infrastructure  High-End Passenger Cars & SUVs  Telematics, Network & Connectivity  EV Commercial Truck & Bus Platforms  Successful EV design wins  On-board  Off-board charging  Commercial vehicles  Higher content gains for luxury vehicles, SUVs and pick-up trucks  Robust design activity for commercial vehicles

8Littelfuse, Inc. © 2021 ELECTRONICS END MARKETS LEVERAGING OUR LEADERSHIP Q1-21 Highlights Q1-21 Key Design Wins  Battery Protection  Telecom, Data Center & Cloud Infrastructure  Building & Home Automation  Electronification Beyond Consumer Electronics  Leveraging broad global access  Strategic distribution partnerships  Deep OEM relationships  Number of design wins across electronics ecosystem  Ongoing proliferation of electronification  Key business wins across wide spectrum of innovative consumer electronics

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

10Littelfuse, Inc. © 2021 See appendix for GAAP to non-GAAP reconciliation Highlights • Net sales +34% versus prior year, +26% organically • +16% sequentially • GAAP operating margin 16.5%; adjusted operating margin 17.1% • Cash flow from operations $50.2 million & free cash flow $35.4 million • Q1 quarterly cash dividend of $0.48 • New stock buyback authorization: up to $300 million of share repurchases over 3 years GAAP EPS $1.00 $2.32 Adj. EPS $1.29 $2.67 $346.1 $463.8 Q1-20 Q1-21 Revenue & EPS (in millions) Q1-21 FINANCIAL PERFORMANCE

Q1-21 SEGMENT PERFORMANCE

(in millions)

Electronics Segment

Revenue


$214.2
$286.5
Q1-20
Q1-21

	Q1-20	Q1-21
Op Margin	**15.1%**	**19.4%**

- Total revenue +34%, organic +32%
- Content growth from electronification & electrification trends

Automotive Segment

Revenue


$104.8
$128.5
Q1-20
Q1-21

	Q1-20	Q1-21
Op Margin	**13.5%**	**15.8%**

- Total revenue +23%, organic +17%
- Content growth from higher end/larger vehicles & electrification trends

Industrial Segment

Revenue


$27.1
$48.7
Q1-20
Q1-21

	Q1-20	Q1-21
Op Margin	**13.0%**	**7.2%**

- Total revenue +80%, organic +10%
- Continued weakness in certain end markets; mfg. transfer transition

Supply chain challenges & input cost headwinds across all segments

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2021
11

Q2-21 GUIDANCE

(in millions)

Revenue & EPS


$307.3
$477
-
$463
Q2-20
Q2-21

Adj. EPS	$0.71	$2.12 - $2.28

Highlights

- Net sales midpoint +53% vs. prior year
- Adjusted EPS midpoint +210% vs. prior year
- Assumptions
  - Adjusted effective tax rate of 17%
  - 25 million diluted shares outstanding

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2021 12

13Littelfuse, Inc. © 2021  Strong performance within dynamic market environment  Demand remains healthy, despite ongoing supply chain & COVID challenges  Delivering growth above market through content gains – Capitalizing on sustainability, connectivity, safety themes – Breadth of portfolio solutions  Well-positioned for continued long-term profitable growth KEY TAKEAWAYS

14Littelfuse, Inc. © 2021 Q&A

15Littelfuse, Inc. © 2021 APPENDIX

16Littelfuse, Inc. © 2021 SUPPLEMENTAL FINANCIAL INFORMATION

17Littelfuse, Inc. © 2021 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D